UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 8, 2022

TerrAscend Corp.

Commission File Number: 000-56363

Ontario	N/A
( State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
3610 Mavis Road Mississauga, Ontario	L5C 1W2
(Address of principal executive offices)	(Zip Code)

(855) 837-7295

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the "Amendment") is being filed as an amendment to the Current Report on Form 8-K previously filed by TerrAscend Corp. (the "Company") with the U.S. Securities Exchange Commission ("SEC") on March 14, 2022 (the "Initial Form 8-K") relating to the acquisition of Gage Growth Corp. ("Gage"). As indicated in the Original 8-K, this Amendment is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, which were not previously filed with the Initial Form 8-K as permitted by the rules of the SEC. This Amendment includes as exhibits hereto (1) the audited consolidated financial statements of Gage for the year ended December 31, 2021 and (2) the unaudited proforma condensed combined financial statements of the Company for the year ended December 31, 2021, after giving effect to the acquisition of Gage. This Amendment should be read in conjunction with the Initial Form 8-K and the Company's other filings with the SEC. Except as provided herein, all information in the Initial Form 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired
The audited consolidated financial statements of Gage as of and for the year ended December 31, 2021 are attached as Exhibit 99.1 to this Amendment and are incorporated herein by reference.
(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2021 is attached as Exhibit 99.2 to this Amendment and is incorporated herein by reference.

(d)	Exhibits
The following exhibits are filed as part of this report:

Exhibit No.	Description
23.1	Consent of MNP LLP, Independent Registered Accounting Firm
99.1	Audited financial statements and the related notes thereto of Gage for the year ended December 31, 2021
99.2	Unaudited pro forma combined condensed financial information for the year ended December 31, 2021 and related notes
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TerrAscend Corp.

Date: May 24, 2022	By:	/s/ Ziad Ghanem
Ziad Ghanem
President and Chief Operating Officer